EXHIBIT 10.6

INDEMNITY AND GUARANTY AGREEMENT

THIS INDEMNITY AND GUARANTY AGREEMENT (this "Agreement"), made as of the 27th day of May, 2010, is by INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation, whose address is 2901 Butterfield Road, Oak Brook, Illinois 60523 ("Indemnitor""), in favor of BANK OF AMERICA, N.A., successor in interest to Wells Fargo Bank, N.A. (as successor by merger to Wells Fargo Bank Minnesota, N.A.), as Trustee for the Registered Holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 2001-CIBC3 ("Lender"), whose address is c/o Wells Fargo Bank, N. A., Commercial Mortgage Servicing, 1320 Willow Pass Road, Suite 300, Concord, California 94520, Attn: Asset Manager JPMC 2001-CIBC3.

WITNESSETH:

WHEREAS, Lender's predecessor in interest, CIBC, Inc., a Delaware corporation ("Original Lender") made a loan to Draper Crossing I, L.C., a Utah limited liability company ("Borrower"), in the original principal amount of Sixteen Million Two Hundred Fifty Thousand and No/100 Dollars ($16,250,000/00) (the "Loan"), which Loan is evidenced by a Promissory Note dated as of November 21, 2001 (as amended, consolidated and modified from time to time, the "Note"), executed by Borrower and payable to the order of Original Lender in the stated principal amount of the Loan, and secured, inter alia, by a Deed of Trust and Security Agreement dated as of November 21, 2001 (as amended, consolidated and modified from time to time, the "Security Instrument"), from Borrower, as grantor, to Original Lender, as beneficiary, encumbering that certain real property commonly known as Draper Crossing Shopping Center situated in the County of Salt Lake, State of Utah, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the "Property") and by other documents and instruments (the Note, the Security Instrument and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents"): and

WHEREAS, all of Original Lender's right, title and interest in and to the Loan and the Loan Documents has been assigned to Lender; and

WHEREAS, contemporaneously herewith, Inland Diversified Draper Crossing L.L.C., a Delaware limited liability company ("Assumptor") shall assume all of the obligations and liabilities of Borrower under the Loan Documents pursuant to that certain Assumption Agreement of even date herewith ("Assumption Agreement") among Lender, Borrower, Original Guarantor (as defined in the Assumption Agreement), Assumptor and Indemnitor; and

WHEREAS, as a condition to Lender's obligations under the Assumption Agreement, Lender has required that Indemnitor indemnify Lender from and against and guarantee payment to Lender of those items for which Assumptor is personally liable and for which Lender has recourse against Assumptor under the terms of the Note and the Security Instrument; and

WHEREAS, Indemnitor is the holder of a direct or indirect beneficial interest in Assumptor, the assumption of the Loan by Assumptor is of substantial benefit to Indemnitor and, therefore, Indemnitor desires to indemnify Lender from and against and guarantee payment to Lender of those items for which Assumptor is personally liable and for which Lender has recourse against Assumptor under the terms of the Note and the Security Instrument.

NOW, THEREFORE, to induce Lender to consent to the sale of the Property to, and the assumption of the Loan by, Assumptor and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby jointly and severally covenants and agrees for the benefit of Lender, as follows:

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1. Indemnity and Guaranty. Indemnitor hereby assumes liability for, hereby guarantees payment to Lender of, hereby agrees to pay, protect, defend and save Lender harmless from and against, and hereby indemnifies Lender from and against any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, attorneys' fees), causes of action, suits, claims, demands and judgments of any nature or description whatsoever (collectively, "Costs") which may at any time be imposed upon, incurred by or awarded against Lender as a result of any of the following events occurring on or after the date of this Agreement:

(a)

Proceeds paid under any insurance policies (or paid as a result of any other claim or cause of action against any person or entity) by reason of damage, loss or destruction to all or any portion of the Property, to the full extent of such proceeds not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

(b)

Proceeds or awards resulting from the condemnation or other taking in lieu of condemnation of all or any portion of the Property, or any of them, to the full extent of such proceeds or awards not previously delivered to Lender, but which, under the terms of the Loan Documents, should have been delivered to Lender;

(c)

All tenant security deposits or other refundable deposits paid to or held by Assumptor or any other person or entity in connection with leases of all or any portion of the Property, which are not applied in accordance with the terms of the applicable lease or other agreement, to the full extent of such deposits;

(d)

Rent and other payments received from tenants under leases of all or any portion of the Property paid more than one month in advance, to the full extent of any such rents collected by Assumptor;

(e)

Rents, issues, profits and revenues of all or any portion of the Property received or applicable to a period after notice from Lender of an Event of Default (as defined in the Security Instrument) or any event which, with the giving of notice and/or the passage of time, would constitute an Event of Default, which are not either applied to the ordinary and necessary expenses of owning and operating the Property or paid to Lender, to the full extent of the rents, issues, profits and revenues not so applied;

(f)

Waste committed on the Property by, or damage to the Property as a result of the intentional misconduct or gross negligence of, Assumptor or Indemnitor, or any of their respective principals, officers, members or general partners, or any agent or employee of any such persons, or any removal of the Property in violation of the terms of the Loan Documents, to the full extent of the losses or damages incurred by Lender on account of such occurrence;

(g)

Failure by Assumptor to pay any valid taxes, assessments, mechanic's liens, materialmen's liens or other liens which could create liens on any portion of the Property which would be superior to the lien or security title of the Security Instrument or the other Loan Documents;

(h)

Failure by Assumptor to pay the premiums on insurance policies required under the Loan Documents to be maintained by Assumptor or with respect to the Property, to the full extent of the loss incurred by Lender by reason of Assumptor's failure to maintain the required insurance coverages;

(i) All obligations and indemnities of Assumptor under the Loan Documents relating to hazardous or toxic substances or compliance with environmental laws and regulations to the full extent of any losses or damages (including those resulting from diminution in value of any Property) incurred by Lender as a result of the existence of such hazardous or toxic substances or failure to comply with environmental laws or regulations;

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(j) Fraud or material misrepresentation or failure to disclose a material fact, by Assumptor or Indemnitor or any of their respective principals, officers, members or general partners, or any agent, employee or other person authorized or apparently authorized to make statements or representations on behalf of any of the foregoing, to the full extent of any losses, damages and expenses of Lender on account thereof; and

(k) The filing by Assumptor of a voluntary bankruptcy petition, or the filing against Assumptor of an involuntary bankruptcy petition by any general partner, managing member or other constituent entity of Assumptor.

Notwithstanding anything to the contrary in the Loan Documents, in the event that (A) Assumptor fails to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property, if such consent is required by the Loan Documents; or (B) Assumptor fails to obtain Lender's prior written consent to any assignment, transfer or conveyance of the Property or any interest therein, if such consent is required by the Loan Documents, then (i) "Costs" shall also include any loss suffered by Lender up to the full amount outstanding under the Loan Documents, and (ii) Lender shall not be deemed to have waived any right which Lender may have under Section 506 (a), 506 (b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Loan or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with the Loan Documents.

This is a guaranty of payment and performance and not of collection. The liability of Indemnitor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Assumptor or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan. Indemnitor waives any right to require that an action be brought against Assumptor or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Assumptor or any other person. In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Assumptor shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Indemnitor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness and obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Agreement shall nevertheless remain in full force and effect, and Indemnitor shall remain liable for all remaining indebtedness and obligations guaranteed hereby, even though any rights which Indemnitor may have against Assumptor may be destroyed or diminished by the exercise of any such remedy.

2.

Indemnification Procedures.

(a)

If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnitor in writing thereof and Indemnitor shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitor of such matter shall not impair or reduce the obligations of Indemnitor hereunder. Lender shall have the right, at the expense of Indemnitor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event Indemnitor shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include

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both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitor shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b)

Indemnitor shall not, without the prior written consent of Lender: (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c)

All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitor to periodically pay such Costs, such Costs, if not paid within said ten-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

3.

Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitor or received by Lender from Indemnitor under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Indemnitor or Assumptor), then the obligations of Indemnitor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitor, or receipt of payment by Lender, and the obligations of Indemnitor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitor had never been made.

4.

Waivers by Indemnitor. To the extent permitted by law, Indemnitor hereby waives and agrees not to assert or take advantage of:

(a) Any right to require Lender to proceed against Assumptor or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power or under any other agreement before proceeding against Indemnitor hereunder;

(b) The defense of the statute of limitations in any action hereunder;

(c)

Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d)

Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Assumptor, Lender, any endorser or creditor of Assumptor or of Indemnitor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)

Any defense based upon an election of remedies by Lender;

(f)

Any right or claim or right to cause a marshalling of the assets of Indemnitor;

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(g)

Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Agreement;

(h)

Any duty on the part of Lender to disclose to Indemnitor any facts Lender may now or hereafter know about Assumptor or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitor intends to assume or has reason to believe that such facts are unknown to Indemnitor or has a reasonable opportunity to communicate such facts to Indemnitor, it being understood and agreed that Indemnitor is fully responsible for being and keeping informed of the financial condition of Assumptor, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnitor hereunder;

(i)

Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)

Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)

Any lack of commercial reasonableness in dealing with the collateral for the

Loan;

(1) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m) Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Assumptor) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Indemnitor or the collateral for the Loan;

(n) Any modifications of the Loan Documents or any obligation of Assumptor relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o) Any action, occurrence, event or matter consented to by Indemnitor under Section 5(h) hereof, under any other provision hereof, or otherwise.

5.       General Provisions.

(a)

Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitor and not restricted by any limitation on personal liability.

(b)

Unsecured Obligations. Indemnitor hereby acknowledges that Lender's appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitor's indemnity set forth herein among the obligations secured by the Security Instrument and the other Loan Documents and that Lender would not consent to the sale of the Property to, and the assumption of the Loan by, Assumptor but for the unsecured personal liability undertaken by Indemnitor herein.

(c)

Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security

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Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full.

(d)

No Subrogation; No Recourse Against Lender. Notwithstanding the satisfaction by Indemnitor of any liability hereunder, Indemnitor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Assumptor or to any collateral for the Loan. In connection with the foregoing, Indemnitor expressly waives any and all rights of subrogation to Lender against Assumptor, and Indemnitor hereby waives any rights to enforce any remedy which Lender may have against Assumptor and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Indemnitor hereby subordinates any and all indebtedness of Assumptor now or hereafter owed to Indemnitor to all indebtedness of Assumptor to Lender, and agrees with Lender that Indemnitor shall not demand or accept any payment of principal or interest from Assumptor, shall not claim any offset or other reduction of Indemnitor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, Indemnitor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents.

(e)

Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Assumptor, Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f)

Financial Statements. Indemnitor hereby agrees, as a material inducement to Lender to consent to the sale of the Property to, and the assumption of the Loan by, Assumptor, to furnish to Lender promptly upon demand by Lender current and dated financial statements detailing the assets and liabilities of Indemnitor certified by Indemnitor, in form and substance acceptable to Lender. Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of Indemnitor.

(g)

Rights Cumulative; Payments. Lender's rights under this Agreement shall be in addition to all rights of Lender under the Note, the Security Instrument and the other Loan Documents. Further, payments made by Indemnitor, under this Agreement shall not reduce in any respect Assumptor's obligations and liabilities under the Note, the Security Instrument and the Other Loan Documents.

(h)

No Limitation on Liability, Indemnitor hereby consents and agrees that Lender may at any time and from time to time without further consent from Indemnitor do any of the following events, and the liability of Indemnitor under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Assumptor, including, without limitation, the withdrawal or removal of Indemnitor from any current or future position of ownership, management or control of Assumptor; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor herein or by Assumptor in any of the Loan Documents; (v) the release of Assumptor or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender's failure to record the Security Instrument or to file any financing statement (or Lender's improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan;

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(viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Assumptor or any other person, shall limit, impair or release Indemnitor's obligations hereunder, affect this Agreement in any way or afford Indemnitor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(i)

Entire Agreement: Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(j) Governing Law; Binding Effect; Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with the laws of the State in which the real property encumbered by the Security Instrument is located, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling. This Agreement shall bind Indemnitor and the heirs, personal representatives, successors and assigns of Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitor shall not assign any of its rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitor.

(k) Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with Federal Express or another reputable private courier service for next business day delivery to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the intended addressee at its address set forth on the first page of this Agreement or at such other address as may be designated by such party as herein provided. All notices, demands and requests shall be effective upon such personal delivery, or one (1) business day after being deposited with the private courier service, or two (2) business days after being deposited in the United States mail as required above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

(1) No Waiver; Time of Essence; Business Day. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term "business day" as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in the State in which the Property is located are authorized by law to be closed.

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(m) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(n) Attorneys' Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitor agrees to pay to Lender any and all costs and expenses, including, without limitation, attorneys' fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

(o) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(p) Reliance. Lender would not consent to the sale of the Property to, or the assumption of the Loan by, Assumptor without this Agreement. Accordingly, Indemnitor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, such consent shall be granted and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(q)      SUBMISSION TO JURISDICTION: WAIVER OF JURY TRIAL.

(1)

INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE IN WHICH THE PROPERTY IS LOCATED OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION OVER THE COUNTY IN WHICH THE PROPERTY IS LOCATED, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, INDEMNITOR AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION,  SUIT OR PROCEEDING IN ANY OTHER FORUM).

INDEMNITOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE INDEMNITOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 5(k) HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(2)

LENDER AND INDEMNITOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE,

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RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(r) Waiver by Indemnitor. Indemnitor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Assumptor, Indemnitor shall not seek or cause Assumptor or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Indemnitor or the collateral for the Loan by virtue of this Agreement or otherwise.

(s) No Petition. Indemnitor hereby covenants and agrees that it will not at any time institute against Assumptor, or join in any institution against Assumptor of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law.

(t) Joint and Several Liability. Notwithstanding anything to the contrary, contained herein, the representations, warranties, covenants and agreements made by Indemnitor herein, and the liability of Indemnitor hereunder, are and shall be joint and several.

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IN WITNESS WHEREOF, Indemnitor has executed this Indemnity Agreement under seal as of the day and year first written above.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC., a Maryland corporation

By: /s/ Steven T. Hippel

Name: Steven T. Hippel

Title: CAO and Treasurer

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STATE OF ILLINOIS

)

: ss.

COUNTY OF DU PAGE

)

On this 26th day of May,  2010, personally appeared before me Steven T. Hippel, whose identity is personally known or proved to me in the basis of satisfactory evidence and who being duly sworn by me, did say that he is the CAO and Treasurer of Inland Diversified Real Estate Trust, Inc., a Maryland corporation, and that said document was signed by him on behalf of said corporation by authority of its operating agreement or of a resolution of its members, and said CAO and Treasurer acknowledged to me that said corporation executed the same.

/s/ Judy L. Milette

NOTARY PUBLIC

My Commission Expires: 7/27/11

EXHIBIT A

Legal Description

Lot 3, DRAPER CROSSING SUBDIVISION, and Lots 12, 14 and 15 of Lot 1, DRAPER CROSSING SUBDIVISION AMENDED AND EXTENDED, according to the official plat thereof recorded in the office of the Salt Lake County Recorder.

Together with the easements and restrictions as referred to in that certain Declaration of Easements, Covenants and Restrictions, dated November 19, 2001, and recorded November 20, 2001 in Book 8528 Page 5082, Entry No. 8065744.

Exhibit 10.6.doc

~Doc# 137226.5-